UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2007

APOLLO GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	1-31593	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5655 South Yosemite Street, Suite 200 Greenwood Village, Colorado	80111-3220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 886-9656

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On December 19, 2007, Apollo Gold Corporation announced that it has repaid in full US$8.73 million aggregate principal amount of 12% Series 2004-B Convertible Secured Debentures (“Debentures”) due December 16, 2007. The repayment of the Debentures was made in cash and was done in accordance with their terms.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO GOLD CORPORATION

Date: December 19, 2007	By:	/s/ Melvyn Williams
Melvyn Williams
Chief Financial Officer and Senior Vice President - Finance and Corporate Development